UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 1, 2006

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street, Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Effective June 1, 2006, Acusphere, Inc. (the “Company”) entered into an agreement to license on a non-exclusive basis various ultrasound-related intellectual property from Bracco International BV (“Bracco”). The agreement provides the Company with worldwide use of Bracco’s ultrasound-related patents and patent applications in combination with the Company’s lead product candidate AI-700 in the field of ultrasound diagnostic imaging. The term of the agreement extends until expiration of the last of the patents licensed under the agreement.

Under the agreement, the Company will pay Bracco 500,000 Euros within five business days of signing and will pay Bracco up to an additional 2.5 million Euros upon the Company’s achievement of defined regulatory milestones, as defined in the agreement. In addition, the Company agreed to pay Bracco a royalty on future sales of AI-700 up to a maximum royalty amount of 10,000,000 Euros, less a portion of the above-referenced milestone payments, as defined in the agreement.

As previously announced, also effective June 1, 2006, the Company entered into an agreement to license on a non-exclusive basis various ultrasound-related intellectual property from GE Healthcare, a division of General Electric Company. The patents licensed under these two agreements constitute substantially all of the third party U.S. and European patents previously referred to as being known to the Company and arguably covering aspects of the Company’s AI-700 contrast agent.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements relating to the Company’s intellectual property position with respect to AI-700. The Company's actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including uncertainties associated with anticipated operating losses and existing capital obligations, uncertainties associated with intellectual property, dependence on third-party collaborators, competition, uncertainties associated with government regulation and other risks and challenges detailed in the Company's filings with the U.S. Securities and Exchange Commission, including the Company's Quarterly Report on Form 10-Q  for the quarter ended March 31, 2006. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission, to publicly update or revise any such statements to reflect any change in company expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: June 7, 2006	By:	/s/ John F. Thero
		Name:	John F. Thero
		Title:	Senior Vice President and Chief
Financial Officer